THIRD CENTURY BANCORP

                        EMPLOYEE STOCK OWNERSHIP PLAN AND

                                 TRUST AGREEMENT

                            (EFFECTIVE JUNE 1, 2004)



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                                TABLE OF CONTENTS


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ARTICLE I DEFINITIONS.............................................................................................1
      Section 1.1.       "Accrued Company Contributions Benefit"..................................................1
      Section 1.2.       "Act"....................................................................................1
      Section 1.3.       "Anniversary Date".......................................................................1
      Section 1.4.       "Annual Addition"........................................................................1
      Section 1.5.       "Bank"...................................................................................1
      Section 1.6.       "Beneficiary"............................................................................2
      Section 1.7.       "Break in Service".......................................................................2
      Section 1.8.       "Code"...................................................................................2
      Section 1.9.       "Committee"..............................................................................2
      Section 1.10.      "Company"................................................................................2
      Section 1.11.      "Company Contributions Account"..........................................................2
      Section 1.12.      "Compensation"...........................................................................2
      Section 1.13.      "Deferred Retirement"....................................................................3
      Section 1.14.      "Deferred Retirement Date"...............................................................3
      Section 1.15.      "Effective Date".........................................................................3
      Section 1.16.      "Employee"...............................................................................3
      Section 1.17.      "Exempt Loan"............................................................................3
      Section 1.18.      "Fund"...................................................................................3
      Section 1.19.      "Highly Compensated Employee"............................................................3
      Section 1.20.      "Holding Company"........................................................................4
      Section 1.21.      "Hour of Service"........................................................................4
      Section 1.22.      "Leave of Absence".......................................................................5
      Section 1.23.      "Normal Retirement"......................................................................5
      Section 1.24.      "Normal Retirement Date".................................................................5
      Section 1.25.      "Participant"............................................................................6
      Section 1.26.      "Plan"...................................................................................6
      Section 1.27.      "Plan Year"..............................................................................6
      Section 1.28.      "Section 415 Compensation"...............................................................6
      Section 1.29.      "Stock"..................................................................................7
      Section 1.30.      "Top Paid Group".........................................................................7
      Section 1.31.      "Total Disability".......................................................................8
      Section 1.32.      "Trust"..................................................................................8
      Section 1.33.      "Trustee"................................................................................8
      Section 1.34.      "Valuation Date".........................................................................8
      Section 1.35.      "Year of Service"........................................................................8
ARTICLE II ELIGIBILITY AND PARTICIPATION..........................................................................9
      Section 2.1.       Eligibility..............................................................................9
      Section 2.2.       Entry Dates..............................................................................9
      Section 2.3.       Deferred Retirement......................................................................9
      Section 2.4.       Rehire After Military Service............................................................9
ARTICLE III COMPANY CONTRIBUTIONS................................................................................10
      Section 3.1.       Company Contributions...................................................................10
      Section 3.2.       Form of Contributions...................................................................10
      Section 3.3.       Holding by Trustee......................................................................10
      Section 3.4.       Expenses................................................................................10
      Section 3.5.       No Company Liability for Benefits.......................................................10
      Section 3.6.       No Rollover Contributions...............................................................10
ARTICLE IV ALLOCATION TO PARTICIPANTS' ACCOUNTS..................................................................11
      Section 4.1.       Company Contributions Accounts..........................................................11
      Section 4.2.       Allocation of Company Contributions.....................................................11
      Section 4.3.       Limitations on Annual Additions.........................................................11
      Section 4.4.       Effective Date of Allocations...........................................................12
      Section 4.5.       Cash Dividends..........................................................................12
      Section 4.6.       Allocation of Forfeitures...............................................................12
      Section 4.7.       Special Allocation Rules................................................................13
      Section 4.8.       Allocation of Expenses..................................................................14
ARTICLE V VALUATIONS AND ADJUSTMENTS.............................................................................15
      Section 5.1.       Valuation of Fund.......................................................................15
      Section 5.2.       Adjustments.............................................................................15
      Section 5.3.       Amount of Adjustments...................................................................16
      Section 5.4.       Effective Date of Adjustments...........................................................16
      Section 5.5.       Notice to Participants..................................................................16
ARTICLE VI BENEFITS 17
   Part A      Retirement Benefits...............................................................................17
      Section 6.1.       Retirement..............................................................................17
   Part B      Termination Benefits..............................................................................17
      Section 6.2.       Effect of Termination...................................................................17
      Section 6.3.       Vesting.................................................................................17
      Section 6.4.       Payment.................................................................................18
   Part C      Death Benefits....................................................................................18
      Section 6.5.       Benefits upon Death.....................................................................18
      Section 6.6.       Beneficiaries...........................................................................19
      Section 6.7.       Lack of Beneficiaries...................................................................19
      Section 6.8.       Termination or Retirement prior to Death................................................19
   Part D      General...........................................................................................19
      Section 6.9.       Date of Distribution....................................................................19
      Section 6.10.      Form of Distribution....................................................................20
      Section 6.11.      Liability...............................................................................20
      Section 6.12.      Segregated Accounts.....................................................................20
      Section 6.13.      Right of First Refusal..................................................................21
      Section 6.14.      Put Options.............................................................................21
      Section 6.15.      Benefits Payable after Death of Participant.............................................22
      Section 6.16.      Direct Transfers........................................................................22
   Part E      Minimum Distribution Requirements.................................................................23
      Section 6.17.      General Rules...........................................................................23
      Section 6.18.      Time and Manner of Distribution.........................................................23
      Section 6.19.      Required Minimum Distributions During Participant's Lifetime............................24
      Section 6.20.      Required Minimum Distributions After Participant's Death................................25
      Section 6.21.      Election to Apply 5-Year Rule to Distributions to Designated
                         Beneficiaries...........................................................................26
      Section 6.22.      Definitions.............................................................................26
ARTICLE VII ADMINISTRATIVE COMMITTEE.............................................................................28
      Section 7.1.       Establishment...........................................................................28
      Section 7.2.       Duties..................................................................................28
      Section 7.3.       Actions.................................................................................28
      Section 7.4.       Disqualification........................................................................28
      Section 7.5.       Powers..................................................................................28
      Section 7.6.       Discrimination Prohibited...............................................................29
      Section 7.7.       Statements and Forms....................................................................29
      Section 7.8.       Liability...............................................................................29
      Section 7.9.       Determination of Right to Benefits......................................................29
      Section 7.10.      Investment Directions...................................................................29
      Section 7.11.      Voting Power............................................................................30
ARTICLE VIII THE TRUSTEE.........................................................................................31
      Section 8.1.       Assets Held in Trust....................................................................31
      Section 8.2.       Investments.............................................................................31
      Section 8.3.       Directions of Committee.................................................................31
      Section 8.4.       Receipt of Additional Shares............................................................31
      Section 8.5.       Delivery of Materials to Committee......................................................32
      Section 8.6.       Powers..................................................................................32
      Section 8.7.       Loans to the Trust......................................................................33
      Section 8.8.       Annual Accounting.......................................................................35
      Section 8.9.       Audit...................................................................................35
      Section 8.10.      Uncertainty Concerning Payment of Benefits..............................................35
      Section 8.11.      Compensation............................................................................35
      Section 8.12.      Standard of Care........................................................................35
      Section 8.13.      Request for Instructions................................................................36
      Section 8.14.      Resignation of Trustee..................................................................36
      Section 8.15.      Vacancies in Trusteeship................................................................36
      Section 8.16.      Information to Be Furnished.............................................................36
      Section 8.17.      Voting Rights of Participants...........................................................36
      Section 8.18.      Delegation of Authority.................................................................37
      Section 8.19.      Diversification of Company Contributions Account........................................37
      Section 8.20.      Tender Offer............................................................................38
ARTICLE IX AMENDMENT, TERMINATION AND MERGER.....................................................................39
      Section 9.1.       Amendment...............................................................................39
      Section 9.2.       Termination or Complete Discontinuance of  Contributions................................39
      Section 9.3.       Determination by Internal Revenue Service...............................................40
      Section 9.4.       Nonreversion............................................................................40
      Section 9.5.       Merger..................................................................................40
ARTICLE X MISCELLANEOUS..........................................................................................40
      Section 10.1.      Creation of Plan Voluntary..............................................................40
      Section 10.2.      No Employment Contract..................................................................41
      Section 10.3.      Limitation on Rights Created............................................................41
      Section 10.4.      Waiver of Claims........................................................................41
      Section 10.5.      Spendthrift Provision...................................................................41
      Section 10.6.      Payment of Benefits to Others...........................................................42
      Section 10.7.      Payments to Missing Persons.............................................................42
      Section 10.8.      Severability............................................................................42
      Section 10.9.      Captions................................................................................43
      Section 10.10.     Construction............................................................................43
      Section 10.11.     Counterparts............................................................................43
      Section 10.12.     Indemnification.........................................................................43
      Section 10.13.     Standards of Interpretation and Administration..........................................43
      Section 10.14.     Governing Law...........................................................................43
      Section 10.15.     Successors and Assigns..................................................................43
      Section 10.16.     Adoption of the Plan....................................................................43
      Section 10.17.     Withdrawal from Plan....................................................................43
ARTICLE XI TEFRA TOP-HEAVY RULES.................................................................................44
      Section 11.1.      Application.............................................................................44
      Section 11.2.      Determination...........................................................................44
      Section 11.3.      Accrued Benefits........................................................................45
      Section 11.4.      Vesting Provisions......................................................................46
      Section 11.5.      Minimum Contribution....................................................................46


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                              THIRD CENTURY BANCORP
                        EMPLOYEE STOCK OWNERSHIP PLAN AND
                                 TRUST AGREEMENT
                           (EFFECTIVE JANUARY 1, 2004)


                                   ARTICLE I
                                   DEFINITIONS


     Section 1.1. "Accrued Company Contributions Benefit" shall mean the balance of a Participant's Company Contributions Account as of the last preceding Valuation Date.

     Section 1.2. "Act" shall mean the Employee Retirement Income Security Act of 1974, as now in effect or hereafter amended, and shall also include all regulations promulgated thereunder.

     Section 1.3. "Anniversary Date" shall mean the last calendar day of any Plan Year.

     Section 1.4. "Annual Addition" shall mean, with respect to any Participant for any Plan Year and with respect to this Plan and to all other qualified defined contribution plans maintained by the Company, the sum of:

     (a) Company contributions credited to his Company Contributions Account for that Plan Year under this Plan;

     (b) that Participant's non-deductible contributions;

     (c) forfeitures; and

     (d)  amounts  allocated  to an  individual  medical  account  as defined in
Section 415(1)(2) of the Code which is part of a qualified pension or annuity plan maintained by the Company shall be treated as Annual Additions to a qualified defined contribution plan, and amounts derived from Company contributions paid or accrued in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a key employee as defined in Section 419A(d)(3) of the Code under a welfare benefit fund as defined in Section 419(e) of the Code maintained by the Company shall also be treated as Annual Additions to a qualified defined contribution plan.

Annual Additions shall not include any amounts allocated as income to a Participant's Company Contributions Account in accordance with Section 8.7(j). To the extent Company contributions and forfeitures are used in a Plan Year to repay an Exempt Loan and shares of Stock are released from a suspense account, the fair market value of the shares of Stock released and allocated to a Participant's Company Contribution Account, rather than the amount of Company contributions and forfeitures applied towards the Exempt Loan, shall be treated as an Annual Addition in such Plan Year but only if it would result in a lesser Annual Addition in such Plan Year.

     Section 1.5. "Bank" shall mean Mutual Savings Bank and any successor thereto.

     Section 1.6. "Beneficiary" shall mean the person(s) entitled under the provisions of Section 6.5 to receive benefits after the death of a Participant.

     Section 1.7. "Break in Service" shall mean a consecutive twelve (12) month period during which an Employee (either during his employment with the Company or while employed by an affiliated company before his transfer to the Company's employ) completes no more than five hundred (500) Hours of Service. The Break in Service computation period shall be the same computation period used to determine an Employee's Years of Service.

     Section 1.8. "Code" shall mean the Internal Revenue Code of 1986, as now in effect or hereafter amended, and shall also include all regulations promulgated thereunder.

     Section 1.9. "Committee" shall mean the administrative committee appointed and acting in accordance with the provisions of Article VII. The Committee shall be deemed to be the Plan Administrator for purposes of the Act.

     Section 1.10. "Company" shall mean the Bank, the Holding Company, and any Company that becomes a participating employer pursuant to Section 10.16, and any successors thereto. Solely for the purpose of:

     (a) computing an Employee's Years of Service and Hours of Service to determine his eligibility to participate in and the vesting of his benefits under this Plan;

     (b) applying the limitations contained in Section 4.3;

     (c) determining whether this Plan is a Top Heavy Plan under Section 11.2 and, thus, subject to the provisions of Article XI; and

     (d) determining whether an Employee terminated his employment with the Company.

"Company" shall also include any entity which, together with a participating Company, constitutes a member of a controlled group of corporations, a member of a commonly controlled group of trades or businesses or a member of an affiliated service group within the meaning of Section 414(b), Section 414(c) or Section 414(m) of the Code or any entity that is required to be aggregated with a participating Company under Section 414(o) of the Code.

     Section 1.11. "Company Contributions Account" shall mean the account maintained for each Participant to which contributions made by the Company shall be allocated.

     Section 1.12. "Compensation" shall mean the total of all amounts from the Company included on an Employee's Federal Form W-2 during any period; provided, however, that an Employee's Compensation also shall include amounts redirected under Sections 401(k), 125 and 132(f) of the Code but shall exclude, with respect to any Employee, any amounts contributed by the Company for or on account of that Employee under this Plan or under any other employee retirement plan. The Compensation in a Plan Year of each Participant taken into account in determining contributions in any Plan Year shall not exceed two hundred five thousand dollars ($205,000) as adjusted pursuant to Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a Plan Year applies to any period, not exceeding twelve (12) months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

     Section  1.13.   "Deferred   Retirement"  shall  mean  retirement  after  a
Participant's Normal Retirement Date in accordance with Section 2.3.

     Section 1.14. "Deferred Retirement Date" shall mean the first (1st) calendar day of the month after a Participant's Normal Retirement Date as of which he retires or his employment with the Company is terminated for any reason other than his death.

     Section 1.15. "Effective Date" shall mean June 1, 2004; provided, however, that if prior to December 31, 2004, the Bank shall not have completed its conversion from mutual to stock form, this Plan shall be null and void and any shares of Stock and other assets held hereunder shall be returned to the Company.

     Section 1.16. "Employee" shall mean any person employed by a Company, and shall also include any individual deemed to be a leased employee (as defined below) of a Company but only to the extent required by the Code. For purposes of this Plan, the term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction or control of the recipient employer; provided, however, that a leased employee shall not be considered an employee of the recipient if (a) such employee is covered by a money purchase pension plan providing a nonintegrated employer contribution rate of at least ten percent (10%) of Compensation, immediate participation and full and immediate vesting and (b) leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated workforce. A leased employee within the meaning of Section 414(n)(2) of the Code shall become a Participant in the Plan based on service as a leased employee only as provided in provisions of the Plan other than this Section. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

     Section 1.17. "Exempt Loan" shall mean a loan made to this Plan by a party in interest or disqualified person or a loan to this Plan which is guaranteed by a party in interest or disqualified person, including a direct loan of cash, a purchase-money transaction and an assumption of any obligation of this Plan. For purposes of this definition, a guarantee shall include an unsecured guarantee and the use of assets of a party in interest or disqualified person as collateral for a loan even though the use of assets may not constitute a guarantee under any applicable State laws.

     Section 1.18. "Fund" shall mean all cash, investments and other properties held by the Trustee hereunder.

     Section 1.19. "Highly Compensated Employee" means for each Plan Year and shall include any Employee described in Section 414(q) of the Code who:

     (a) is a five percent (5%) or more owner (as then defined in Section 416(i)(1) of the Code) of the Company at any time during that Plan Year or the immediately preceding Plan Year; or

     (b) received more than ninety thousand dollars ($90,000), as automatically adjusted pursuant to Sections 414(q)(1) and 415(d) of the Code without the necessity of any amendment to the Plan, of Section 415 Compensation from the Company in the immediately preceding Plan Year and was in the Top Paid Group for that immediately preceding Plan Year.

     For purposes of determining whether an Employee is a Highly Compensated Employee and notwithstanding anything else contained in this Section, the following rules shall apply:

     (c) A former Employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee in the Plan Year during which his employment with the Company terminated or in any Plan Year during which occurs or commencing after his fifty-fifth (55th) birthday.

     (d) An Employee shall only be deemed to be a Highly Compensated Employee to the extent then required by the Code.

     Section 1.20. "Holding Company" shall mean Third Century Bancorp or any successor thereto.

     Section 1.21. "Hour of Service" shall mean:

     (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company or for an affiliated company; these hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

     (b) each hour for which an Employee is paid, or entitled to payment, by the Company or by an affiliated company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability but excluding payments made because of Total Disability under Section 6.3), layoff, jury duty, military duty or leave of absence; no more than five hundred and one (501) Hours of Service shall be credited under this Subsection (b) for any single continuous period (whether or not such period occurs in a single computation period); hours under this Subsection (b) shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

     (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or by an affiliated company; the same Hours of Service shall not be credited both under Subsection 1.21(a) or Subsection 1.21(b), as the case may be, and under this Subsection 1.21(c); these hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains, rather than to the computation period in which the award, agreement or payment is made.

     Each non-hourly Employee shall receive credit for ninety-five (95) Hours of Service for each semi-monthly payroll period for which he would be required to be credited with at least one (l) Hour of Service. In the case of a payment to such an Employee that is calculated on the basis of a unit of time longer than a semi-monthly payroll period, the Employee shall be credited with the number of semi-monthly payroll periods which, in the course of his regular work schedule, would be included in the unit of time on the basis of which the payment is calculated. All Hours of Service credited with respect to a semi-monthly payroll that extend into two (2) Plan Years shall be credited to the second Plan Year.

     Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in any computation period, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to him but for such absence or, in any case in which such Hours of Service cannot be determined, eight (8) Hours of Service per day for each such absence. For purposes of this Section 1.21, an absence from work for maternity and paternity reasons means an absence:

     (d) by reason of the pregnancy of the Employee,

     (e) by reason of the birth of a child of the Employee,

     (f) by reason of the placement of a child with the Employee in connection with the adoption of that child by the Employee, or

     (g) for purposes of caring for such a child for the period beginning immediately following such birth or placement.

     The Hours of Service credited under this Section 1.21 shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period or, in all other cases, in the following computation period.

     Hours of Service shall be determined in accordance with any method or methods permitted by the Act; provided, however, that such method or methods shall be used consistently, uniformly and in a non-discriminatory manner.

     Any ambiguity arising in the interpretation of the above provisions shall be resolved in favor of crediting an Employee with Hours of Service.

     Section 1.22. "Leave of Absence" shall mean a leave granted by the Company, in accordance with rules uniformly applied to all Employees in a non-discriminatory manner, for reasons of health, public service or other satisfactory reasons.

     Section 1.23. "Normal Retirement" shall mean retirement on a Participant's Normal Retirement Date.

     Section 1.24. "Normal Retirement Date" shall mean the first (1st) calendar day of the month immediately following a Participant's sixty-fifth (65th) birthday. A Participant's benefits under this Plan shall be fully vested and non-forfeitable on and after the date he attains age sixty-five (65), which is deemed to be the normal retirement age under this Plan, regardless of his Years of Service and regardless of the vesting schedules in Section 6.3 and in Section 11.4.

     Section 1.25. "Participant" shall mean any Employee who has commenced participation in this Plan pursuant to Section 2.2. Participation in this Plan shall continue until such time as the Participant has received all of the benefits to which he is entitled under the terms of this Plan.

     Section 1.26. "Plan" shall mean the employee stock ownership plan and trust established pursuant to the provisions of this Agreement, as amended from time to time, which shall be known as the "Third Century Bancorp Employee Stock Ownership Plan." The Plan is intended to be an employee stock ownership plans under Section 4975(e)(7) of the Code and under Section 407(d)(6) of the Act.

     Section 1.27. "Plan Year" shall mean the calendar year; provided, however, that the initial Plan Year shall be a short Plan Year commencing on the Effective Date and ending December 31, 2004. The Plan year shall be deemed the limitation year for purposes of Section 415 of the Code.

     Section 1.28. "Section 415 Compensation" shall mean with respect to any Plan Year and shall:

     (a) include amounts accrued to a Participant (regardless of whether he was a Participant during the entire Plan Year and regardless of whether in cash):

          (i) as wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of his employment with the Company including but not limited to commissions, compensation for services on the basis of a percentage of profits and bonuses;

          (ii) for purposes of Subsection (a)(i) above, earned income from sources outside the United States (as defined in Section 911(b) of the Code), whether or not excludible from gross income under
               Section 911 of the Code or deductible under Section 913 of the Code;

          (iii)amounts described in Sections 104(a)(3), 105(a) and 115(h) of the Code but only to the extent that these amounts are includible in the gross income of that Participant; and

          (iv) amounts paid or reimbursed by the Company for moving expenses incurred by that Participant, but only to the extent that these amounts are not deductible by that Participant under Section 217 of the Code;

     (b) not include:

          (i) other contributions made by a Company to any plan of deferred compensation to the extent that, before the application of the
               Section 415 of the Code limitations to that plan, the contributions are not includible in the gross income of that Participant for the taxable year in which contributed; in addition, Company contributions made on behalf of that Participant to a simplified employee pension plan described in
               Section 408(k) of the Code shall not be considered as Section 415 Compensation for the Plan Year in which contributed; additionally, any distributions from a plan of deferred compensation shall not be considered as Section 415 Compensation, regardless of whether such amounts are includible in the gross income of that Participant when distributed; however, any amounts received by that Participant pursuant to an unfunded nonqualified plan shall be considered as Section 415 Compensation in the Plan Year in which such amounts are includible in the gross income of that Participant; and

          (ii) other amounts which receive special federal income tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of that Participant).

     Notwithstanding anything in this Section 1.27 to the contrary, Section 415 Compensation shall include any elective deferral (as defined in Section 402(g) of the Code) and any amount contributed or deferred at the election of the Participant that is not includible in that Participant's gross income by reason of Section 125, Section 132(f)(4) or Section 457 of the Code.

     No Section 415 Compensation in excess of two hundred five thousand dollars ($205,000) in any Plan Year shall be counted or recognized for any purpose under the Plan; provided, however, that this dollar limitation shall be automatically adjusted to the extent then prescribed by Section 401(a)(17)(B) and Section 415(d) of the Code without the necessity of any amendment to the Plan.

     Section 1.29. "Stock" shall mean any duly-issued shares of common stock of the Holding Company, which shares constitute employer securities under Section 409(1) and Section 4975(e)(8) of the Code.

     Section 1.30. "Top Paid Group" shall mean in a Plan Year and include the Employees who are in the top twenty percent (20%) of the Company's Employees in terms of Section 415 Compensation for such Plan Year; provided, however, that for purposes of determining the number of Employees to be included in the Top Paid Group, the Company shall exclude the following Employees:

     (a) Employees who have not completed six (6) months of service with the Company;

     (b) Employees who normally work less than seventeen and one-half (171/2) hours per week or less than six (6) months during a Plan Year;

     (c) Employees who have not attained age twenty-one (21);

     (d) except as provided by regulations promulgated under the Code, Employees who are covered by a collectively bargained agreement; and

     (e) Employees who are non-resident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company which constitutes income from sources in the United States (within the meaning of Section 861(a)(3) of the Code).

     Section 1.31. "Total Disability" shall mean a mental or physical condition which, in the judgment of the Committee based upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents a Participant from satisfactorily performing his usual duties for the Company or the duties of such other position or job which the Company makes available to that Participant and for which that Participant is qualified by reason of training, education or experience.

     Section 1.32. "Trust" shall mean the employee stock ownership trust established pursuant to the provisions of this Agreement, as amended from time to time, which shall be known as the "Third Century Bancorp Employee Stock Ownership Trust."

     Section 1.33. "Trustee" shall mean Home Federal Savings Bank and any successors thereto.

     Section 1.34. "Valuation Date" shall mean the Anniversary Date, or such date as of which the Committee shall cause the Trustee to determine the value of the Trust assets as prescribed in Section 5.1.

     Section 1.35. "Year of Service" shall mean for purposes of participation, vesting and benefit accrual each Plan Year during which an Employee completes one thousand (1,000) Hours of Service; provided, however, that for eligibility purposes only, it shall also include the consecutive twelve (12) month period computed with reference to the date on which an Employee first completes an Hour of Service if the Employee has completed at least one thousand (1,000) Hours of Service; provided, further, that for participation and vesting purposes, each calendar year prior to the Effective Date in which an Employee completed one thousand (1000) Hours of Service shall be considered a Year of Service. Notwithstanding the foregoing, periods of time during which an Employee or
Participant:

     (a) is on a Leave of Absence  continuing  for a period of not more than two
(2) consecutive years; or

     (b) is on military leave for training or service, or both, with the Armed Forces of the United States under any form of law requiring military service; provided, however, that he shall make application for re-employment by the Company within ninety (90) calendar days after discharge or release from such Armed Forces or from hospitalization continuing after such discharge for a period of not more than one (1) year; or

     (c) is laid off for a period of no more than twelve (12) consecutive months;

shall also be credited towards his Years of Service and shall not constitute a Break in Service for purposes of this Plan.



                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

     Section 2.1. Eligibility. Each Employee in the employ of a Company shall become eligible to participate in this Plan on the date on which he has completed one (1) Year of Service and he reaches at least age twenty-one (21).

     Section 2.2. Entry Dates. Each Employee who was eligible to participate under Section 2.1 on the Effective Date automatically became a Participant in this Plan as of the Effective Date. Each other Employee shall become a Participant in this Plan on the January 1 or July 1 coincident with or next following the first (1st) date on which he meets the eligibility requirements of
Section 2.1. A re-employed Employee who has once met the one (1) Year of Service requirement for eligibility and is at least age twenty-one (21) shall become (or, if formerly a Participant, be reinstated as) a Participant in this Plan on his re-employment date.

     Section 2.3. Deferred Retirement. A Participant who continues in the employment of a Company after his Normal Retirement Date shall continue to participate in this Plan, and contributions shall be allocated to his Company Contributions Account as otherwise provided in this Plan. Any such Participant who elects Deferred Retirement shall be entitled to benefits under this Plan payable at his Deferred Retirement Date in the same manner as if he had retired on his Normal Retirement Date; provided, however, that the deferral of benefit payments after a Participant's Normal Retirement Date shall be permitted only to the extent authorized by and in compliance with all requirements imposed under
Section 2530.203-3 of the Department of Labor Regulations which are incorporated herein by reference.

     Section 2.4. Rehire After Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code.



                                  ARTICLE III
                             COMPANY CONTRIBUTIONS

     Section 3.1. Company Contributions. For the initial Plan Year and for each Plan Year thereafter, the Company shall make contributions to the Trust in one
(1) or more installments in such amounts as the Board of Directors of the Bank may determine. If Company contributions are paid to the Trust by reason of a mistake in fact made in good faith in determining the deductibility of such Company contributions for federal income tax purposes under Section 404 of the Code, such Company contributions may, except as otherwise provided in Section 8.7, be returned to the Bank by the Trustee (upon the written direction of the Committee) within one (1) year after the payment to the Trust or after the date the federal income tax deduction is denied, whichever is applicable.

     Section 3.2. Form of Contributions. The Company's contributions, if any, for each Plan Year shall be paid to the Trustee either in cash or in Stock valued at the fair market value thereof as of the date of the contribution (as determined consistent with Section 5.1(a)) and within such period as is provided for in Section 404 of the Code or any other statute of similar import or any rule or regulations thereunder.

     Section 3.3. Holding by Trustee. All contributions made by the Company under Section 3.1 shall be a part of the Fund and shall be held in trust by the Trustee until distributed as provided in this Plan.

     Section 3.4. Expenses. Reasonable expenses incident to the operation of this Plan shall be paid by the Plan unless the Bank elects to pay such Expenses. In the event of any failure by the Bank to make such payment, the same shall be a charge against and paid from the Fund but only to the extent permitted under the Code and under the Act.

     Section 3.5. No Company Liability for Benefits. The benefits under this Plan shall be only such as can be provided by the Fund, and there shall be no liability or obligation on the part of the Company to make any further contributions or payments. Except as otherwise provided by the Act, no liability for the payment of benefits under this Plan shall be imposed upon the Company or upon the officers, directors or shareholders of the Company.

     Section 3.6. No Rollover Contributions. Rollover contributions (within the meaning of Section 402(a)(5) of the Code) shall not be permitted nor accepted.



                                   ARTICLE IV
                      ALLOCATION TO PARTICIPANTS' ACCOUNTS

     Section 4.1. Company Contributions Accounts. For purposes of allocating the Company contributions, the Committee shall establish and maintain a separate Company Contributions Account in the name of each Participant.

     Section 4.2.  Allocation  of Company  Contributions.  Except as provided in
Section 4.7, the Company contributions for each Plan Year shall be allocated among the Company Contributions Accounts of all Participants who were employed by a Company on the Anniversary Date of that Plan Year and who had completed one thousand (1,000) or more Hours of Service during that Plan Year or whose employment terminated during that Plan Year because of death, Total Disability or Deferred or Normal Retirement proportionately in the ratio that the Compensation paid to such Participant, if any, for that Plan Year bears to the aggregate Compensation paid to all Participants for that Plan Year or since becoming Participants in this Plan if they became Participants within that Plan Year.

     Section 4.3. Limitations on Annual Additions.

     Clause (a). Basic Limitations. Notwithstanding any other provision of this Plan but subject to the adjustments hereinafter set forth, the maximum Annual Addition during any Plan Year for any Participant under this Plan and under any other qualified defined contribution plans maintained by the Company shall in no event exceed the lesser of:

          (i) one hundred percent (100%) of that Participant's Section 415 Compensation for that Plan Year; provided, however, that this limit in Clause (a) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition, or

          (ii) forty one thousand  dollars  ($41,000),  as adjusted  pursuant to
               Section 415(c) of the Code to reflect cost of living changes; provided, however, that such adjustments shall only apply to the Plan Years ending on or after the date in which the adjustment was made.

     Any Company contributions which are applied by the Trustee (not later than the due date, including extensions, for filing a Company's federal income tax return for that Plan Year) to pay interest on an Exempt Loan shall not be included as Annual Additions under this Section 4.3; provided, however, that the provisions of this Section shall be applicable only in Plan Years for which not more than one-third (1/3) of the Company contributions applied to pay principal and interest on an Exempt Loan are allocated among Highly Compensated Employees. The Committee may reallocate Company contributions in order to satisfy this special limitation.

     If due to a reasonable error in estimation of Participant's Compensation or due to the allocation of forfeitures these maximum Annual Additions would be exceeded as to any Participant, any excess amount shall be used to reduce Company Contributions for that Participant in the next, and succeeding, Plan Years. If that Participant was not covered by this Plan at the Anniversary Date of that Plan Year, such excess shall be reallocated among the Company Contributions Accounts of the other Participants under Section 4.2 to the fullest extent possible without exceeding the limitations with respect to any other Participant for that Plan Year. Any excess amount which cannot be so allocated to any Participant's Company Contributions Account by reason of these limitations shall be allocated under this Section 4.3(a) for the next succeeding Plan Years (prior to the allocation of Company Contributions for such succeeding Plan Years). Notwithstanding anything contained herein to the contrary, contributions made to the other defined contribution plans shall be reduced before contributions to this Plan are reduced, unless such plan or plans provide otherwise.

     Section 4.4. Effective Date of Allocations. For all purposes of this Plan, allocations to the Participants' Company Contributions Accounts under this Article shall be deemed to have been made on the Anniversary Date to which they relate although they may actually be determined at some later date. The fact that such allocations are made, however, shall not vest in any Participant or in his spouse or other Beneficiary any right, title or interest in or to any part of the Fund except at the times, to the extent and on the terms and conditions specified in this Plan.

     Section 4.5. Cash Dividends. Any cash dividends or other cash distributions received by the Trustee on Stock allocated to the Company Contributions Accounts of Participants shall be credited to the applicable Participants Company Contributions Accounts unless the Bank, in its sole discretion, elects to pay the cash dividends directly to the applicable Participants (or, if applicable, their Beneficiaries) within ninety (90) calendar days of the close of the Plan Year in which the cash dividends were paid by the Holding Company to the Fund. Notwithstanding anything contained in this Section to the contrary, the Bank may direct cash dividends, including dividends on non-allocated shares, be applied to repay an Exempt Loan, but only to the extent shares of Stock with an aggregate fair market value equal to the amount of dividends so applied are allocated to the Company Contributions Accounts of the applicable Participants to the extent the cash dividends are deductible under Section 404(k) of the Code. To the extent cash dividends on allocated shares are applied to repay an Exempt Loan, shares released from encumbrance equal to the amount of the dividends which, but for the repayment of the Exempt Loan, would have been allocated to Participants' Company Contributions Accounts shall be allocated to the Company Contributions Accounts of the affected Participants, and the remaining shares to be allocated shall be allocated among the Participants on the basis of Compensation.

     Section 4.6. Allocation of Forfeitures. The Trustee, shall, as soon as practicable following the Anniversary Date marking the close of each Plan Year, allocate the forfeitures which have occurred in that Plan Year first to reinstate any forfeitures of any reemployed Participant under Section 6.2 and second, if any forfeitures are remaining after the reinstatements described above are completed, among the Company Contributions Accounts of all Employees who were or became Participants on the Anniversary Date of that Plan Year and who had completed one thousand (1,000) or more Hours of Service during that Plan Year or whose Years of Service terminated during that Plan Year because of death, Total Disability or Deferred or Normal Retirement. The forfeitures shall be allocated among such Accounts in the same manner provided for under Section 4.2.

     Section 4.7. Special Allocation Rules. Notwithstanding any other provision in this Plan to the contrary, no Stock acquired by this Plan in a sale to which
Section 1042 of the Code applies may be allocated directly or indirectly under this Plan:

     (a) during the non-allocation period (as such term is defined below), for the benefit of:

          (i) any Participant who makes an election under Section 1042(a) of the Code with respect to Stock sold to this Plan, or

          (ii) any Participant who is related to the Participant making the election under Section 1042(a) of the Code or to the deceased Participant (within the meaning of Section 267(b) of the Code); provided, however, that this Subsection (a)(ii) shall not apply to any Participant who is a lineal descendent of a Participant as long as the aggregate amount allocated to the benefit of all such lineal descendants during the non-allocation period (as such term is defined below) does not exceed more than five percent (5%) of the Stock (or amounts allocated in lieu thereof) held by this Plan which are attributable to the sale to this Plan by any person related to such descendants (within the meaning of Section 267(c)(4)) in a transaction to which Section 1042 of the Code applies, or

     (b) for the benefit of any Participant who owns (after the application of the attribution rules contained in Section 318(a) of the Code, but disregarding
Section 318(a)(2)(B)(i) of the Code) more than twenty-five percent (25%) of:

          (i) any class of the outstanding stock of the Holding Company or of any other corporation which is a member of a controlled group of corporations (within the meaning of Section 409(1)(4) of the Code) which includes the Holding Company, or

          (ii) the total value of any class of outstanding stock of the Holding Company or of any other corporation which is a member of the controlled group of corporations (within the meaning of Section 409(1)(4) of the Code) which includes the Holding Company.

For purposes of this Section 4.7, the "non-allocation period" shall mean a period beginning on the date of the sale of the Stock to the Plan and ending on the later of:

     (c) the date which is ten (10) years after the sale of the Stock to this Plan to which Section 1042 of the Code applies, or

     (d) the date of the Plan allocation of Stock attributable to the final payment of any acquisition indebtedness incurred in connection with a sale of such Stock to this Plan to which Section 1042 of the Code applies.

For purposes of this Section 4.7 a Participant shall be deemed to be a twenty-five percent (25%) or greater shareholder if such Participant owns more than twenty-five percent (25%) of the shares at any time during a one (1) year period ending:

     (e) on the date of a sale of the Stock to this Plan to which Section 1042 of the Code applies, or

     (f) on the date as of which the Stock sold to this Plan through a sale to which Section 1042 of the Code applies is allocated to Participants.

The provisions contained in this Section 4.7 shall be interpreted consistent with and in accordance with Section 409(n) of the Code.

     Section 4.8. Allocation of Expenses.

     Clause (a). General Plan Expenses. Expenses incurred in the operation and administration of the Plan shall be paid by the Plan unless the Bank elects to pay such expenses. Expenses not properly payable by the Plan shall be paid by the Bank in accordance with Section 3.10.

     Clause (b). Individual Account Expenses. Plan expenses incurred as a result of or by activities associated with a certain Participant's Company Contributions Account shall be charged to that certain Participant's Account, subject to such limitations as may be imposed by the Act or other applicable law. Expenses attributable to an Individual Account include, but are not limited to, expenses incurred in the course of distribution of benefits and expenses incurred in qualified domestic relations order determinations.



                                   ARTICLE V
                           VALUATIONS AND ADJUSTMENTS

     Section 5.1. Valuation of Fund.

     Clause (a). Valuations. The Committee shall provide the Trustee with a written valuation showing the fair market value of the Stock, upon which valuation the Trustee may fully rely. For all purposes of this Plan, fair market value shall be determined by an independent appraiser (as such term is defined in Treasury Regulations promulgated under Section 170(a)(1) of the Code) unless the Stock is readily tradable on an established securities market at the date of valuation. The Committee shall also direct the Trustee to determine the fair market value of all other assets of the Fund on each Valuation Date.

     Clause (b). Frequency. The Fund shall be valued as soon as practical after the Anniversary Date of each Plan Year and as soon as practical after the removal or resignation of the Trustee on the basis of fair market values determined as of the Anniversary Date of the Plan Year or as of the effective date of the resignation or removal of the Trustee, respectively. The Committee may require valuation of the Fund on such other dates as it may prescribe.

     Clause (c). Records. Records of valuation of the Fund shall be prepared by the Trustee in such manner and within such time after each Valuation Date as may be prescribed in this Section 5.1, and such records shall be filed with the Committee, including a written statement reflecting the value of the assets and liabilities of the Fund and the receipts and disbursements of the Fund since the last previous statement filed with the Committee. As to the fair market value of Stock, the Trustee shall rely solely upon the most recent valuation furnished by the Committee as provided in Section 5.1(a). If information necessary to ascertain the fair market value of the Fund assets other than Stock is not readily available to the Trustee or if the Trustee is unable in its sole discretion fairly to determine the fair market value of the other Fund assets, the Trustee may request the Committee in writing to instruct the Trustee as to such values to be used for all purposes under this Plan; in such event, the values as determined by the Committee shall be binding and conclusive, except as otherwise provided by the Act. If the Committee shall fail or refuse to instruct the Trustee as to such values within a reasonable time after receipt of the Trustee's written request therefor, the Trustee may take such action as it deems necessary or advisable to ascertain such values. Except for the Trustee's negligence, willful misconduct or lack of good faith, upon the expiration of ninety (90) calendar days from the filing of such records and except as otherwise provided by the Act, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the propriety of its acts or transactions as set forth in such records unless written objection is filed with the Trustee within the said ninety (90) calendar day period by the Committee or by the Bank.

     Section 5.2. Adjustments. As of each Valuation Date the Committee shall cause the Trustee to allocate to each Participant's Company Contributions Accounts and, by credit thereto or deduction therefrom as the case may be, a proportion of the increase or decrease in the fair market value of the Fund since the last preceding Effective Date or Valuation Date. Such allocation shall be made in the proportion that each Participant's Company Contributions Account on such date bears to the total of all such Company Contributions Accounts on such date.

     Section 5.3. Amount of Adjustments. The increase or decrease in the Fund to be allocated shall be the difference between:

     (a) the fair market value of the Fund on the last preceding Effective Date or Valuation Date (excluding any amounts withdrawn from the Fund as of such Date for the payment of benefits hereunder), and

     (b) the fair market value of the Fund on the current Valuation Date (including any amounts to be withdrawn from the Fund as of such Date for the payment of benefits hereunder).

     Section 5.4. Effective Date of Adjustments. For all purposes of this Plan, allocations to the Participants' Company Contributions Accounts under this Article shall be deemed to have been made on the Effective Date or Valuation Date to which they relate although they may actually be determined at some later date. The fact that such allocations are made, however, shall not vest in any Participant or in his spouse or other Beneficiary any right, title or interest in or to any part of the Fund except at the times, to the extent and on the terms and conditions specified in this Plan.

     Section 5.5. Notice to Participants. Promptly after the allocations herein described shall be completed, the Committee shall advise each Participant in writing of the fair market value of the Stock and other Fund assets then credited to his Company Contributions Accounts.



                                   ARTICLE VI
                                    BENEFITS

Part A Retirement Benefits.

     Section 6.1. Retirement. Each Participant who retires on his Normal Retirement Date or Deferred Retirement Date shall be entitled to receive the entire balance credited to his Company Contributions Account as of the Valuation Date coincidental with or immediately following such Retirement Date plus any Company contributions to which he is entitled pursuant to Section 4.2 for the Plan Year in which his Normal Retirement or Deferred Retirement occurs. Payment of such benefits shall be made in accordance with the provisions of Section 6.10.


Part B Termination Benefits.

     Section 6.2. Effect of Termination. If a Participant's employment with the Company is terminated before his Normal Retirement Date for any reason other than his death, that Participant shall cease to be a Participant in this Plan and shall not be entitled to any benefits under this Plan except as expressly provided in this Part B.

     Section 6.3. Vesting. Any Participant whose employment with the Company is terminated as set forth in Section 6.2 shall be entitled to a percentage (as determined below) of the entire balance credited to his Company Contributions Accounts as of the Valuation Date coincidental with or immediately following the date of termination of his employment. The percentage of his Company Contributions Account to which a terminated Participant is entitled shall be determined on the basis of his Years of Service on such date of termination of employment, as follows:


                 Years of Service            Vested Percentage
                 ----------------            -----------------
             Less than five (5) years               0
             Five (5) years or more                100%

Any portion of the terminated Participant's Company Contributions Accounts which is not vested shall be treated as a forfeiture; provided, however, that such forfeiture shall not be allocated to the other Plan Participants until the first
(1st) to occur of the following:

     (a) that Participant's completion of five (5) consecutive one (1) year Breaks in Service;

     (b) that Participant's death; or

     (c) the date on which the Participant receives or is deemed to receive his Company Contribution Account;

provided, further, that if that Participant is reemployed prior to his completion of five (5) consecutive one (1) year Breaks in Service and repays the amount of any earlier distribution from this Plan prior to the conclusion of a five (5) year period beginning on his reemployment date or, if earlier, prior to his completion of five (5) consecutive one (1) year Break in Service after the distribution, the forfeited amount shall be reinstated as the beginning balance of that Participant's Company Contribution Accounts. A Participant whose vested percentage of his Company Contributions Account is zero (0) at the date of his termination of employment shall be deemed to have received a distribution upon his termination of employment.

     In the case of any  Participant who on or after the Effective Date has five
(5) or more consecutive one (1) year Breaks in Service, that Participant's pre-Break service shall count in vesting of his post-Break Company Contributions Account balance only if either:

     (d) that Participant has any nonforfeitable interest in his Company Contributions Account balance at the time of his separation from service with the Company; or

     (e) upon returning to service with a Company the number of his consecutive one (1) year Breaks in Service is less than his number of Years of Service completed prior to his consecutive one (1) year Breaks in Service; provided, however, that the pre-Break service shall not be taken into account for vesting purposes until that Participant has completed a Year of Service after such Break in Service.

     In the case of any Participant who has five (5) or more consecutive one (1) year Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded for the purpose of vesting the Company Contributions Account balance that accrued before such Breaks in Service.

     Separate sub-accounts shall be maintained for each Participant's pre-Break and post-Break Company Contributions Account. Both sub-accounts shall share in the earnings and losses of the Fund. In the case of any Participant who does not have at least five (5) consecutive one (1) year Breaks in Service, his pre-break and his post-break service shall count in vesting both the pre-break and the post-break Subaccounts of his Company Contributions Accounts.

     Any Participant whose employment with the Company is terminated because of his Total Disability shall be entitled to his entire Company Contributions Account balances and shall also be entitled to receive any Company contributions to which he is entitled pursuant to Section 4.2 for the Plan Year in which his employment is so terminated.

     Section 6.4. Payment. All benefits payable under Part B shall be paid in accordance with the provisions of Section 6.10.

Part C Death Benefits.

     Section 6.5. Benefits upon Death. If the death of any Employee occurs while he is still a Participant in this Plan and prior to his actual retirement or other termination of employment with the Company, the entire balance credited to his Company Contributions Accounts as of the Valuation Date coincidental with or immediately preceding the date of his death plus any Company contributions to which he is entitled pursuant to Section 4.2 for the Plan Year in which his death occurs shall be paid to the Beneficiary of that deceased Participant in accordance with the provisions of Section 6.10.

     Section 6.6. Beneficiaries. Each Participant shall notify the Committee in writing of one (1) or more primary and contingent Beneficiaries to receive on his death any benefits payable under this Part C. Each such Beneficiary designation may be revoked, amended or changed by a Participant by like notice in writing delivered to the Committee prior to his death. The Beneficiary designation of any Participant who is married at the date such a designation is made or changed shall be signed by that Participant's spouse and witnessed by the Committee or by a Notary Public if it results in a designation of a Beneficiary other than that Participant's Spouse. Notwithstanding anything contained in this Section to the contrary, the Beneficiary of a married Participant shall be his spouse unless his spouse consents to the designation of a non-spouse Beneficiary in a writing witnessed by the Committee or by a Notary Public.

     Section 6.7. Lack of Beneficiaries. Any portion of the amounts payable under Section 6.5 which is undisposed of because all or some of the designated Beneficiaries have predeceased a Participant or because of a Participant's failure to designate a Beneficiary in writing prior to his death shall be paid to the deceased Participant's surviving spouse, if any, and, if none, to the deceased Participant's estate.

     Section 6.8. Termination or Retirement prior to Death. On and after the actual retirement of a Participant from the employ of the Company or other termination of his employment, the rights of such Participant and his spouse or other Beneficiary to any benefits under this Part C shall cease and the benefits payable to such Participant or to any person claiming through or under him shall be limited to the benefits provided in Parts A or B of this Article.

Part D General.

     Section 6.9. Date of Distribution. Unless the Participant or, if deceased, his Beneficiary, surviving spouse or estate, as the case may be, otherwise elects, the payment of benefits to which any such person is entitled shall begin not later than sixty (60) calendar days after the latest of the Anniversary Date of the Plan Year in which:

     (a) the Participant attains age sixty-five (65),

     (b) occurs the tenth (10th) anniversary of the date on which the Participant initially became eligible to participate in this Plan, or

     (c) the Participant terminates his employment with the Company;

provided, however, that the distribution of benefits to a Participant shall commence not later than the Participant's required beginning date. Benefit distributions to a Participant (other than a 5-percent owner) must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires from the employment of the Employer, and benefit distributions to a Participant who is a 5-percent owner must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in section 416 of the Code at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.

     Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

     Section 6.10. Form of Distribution.  The distributions  provided under this
Article VI shall be made by the Trustee, as directed by the Participant or, if deceased, his Beneficiary, in a single lump sum distribution of the amount to be paid to the Participant or, if deceased, to his Beneficiary; provided, however, that in no event shall payments to a deceased Participant's estate or to any Beneficiary other than the surviving spouse of a deceased Participant extend more than five (5) years after the date of the Participant's death; provided, further, that except as otherwise provided in Section 6.9, payment shall be made as soon as practicable after the Plan Year during which the employment of the Participant from the Company terminated. Notwithstanding the above, a Participant whose Company Contributions Accounts at the initial distribution date or at any subsequent distribution date (when aggregated with other distributions) is greater than five thousand dollars ($5,000), may elect to defer the commencement of the distribution of his Company Contributions Account to the date on which he attains age sixty-five (65). Distributions under this
Section 6.10 shall be distributed in Stock or cash, if the Participant or Beneficiary, as applicable, so chooses, with fractional share interests distributed in cash. If shares of Stock are distributed and the shares of Stock available for distribution consist of more than one (1) class of security, a distributee shall receive substantially the same proportion of each such class.

     If the Trust purchases shares of Stock from a Holding Company shareholder who is eligible to elect and so elects nonrecognition of gain under Section 1042 of the Code in connection with such purchase and notwithstanding anything contained herein to the contrary, no distribution that would be made within three (3) years after the date of such purchase shall be made to a Participant before he incurs a one year break in Service, unless his employment with the Companies terminates as a result of his Normal Retirement, Total Disability or death or unless the distribution is made pursuant to Section 8.19.

     Section 6.11. Liability. Any payment to a Participant or to that Participant's legal representative, Beneficiary, surviving spouse or estate, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Committee and the Company, any of whom may require such Participant, legal representative, Beneficiary, surviving spouse or estate, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee or the Bank. The Bank does not guarantee the Trust, the Participants or, if deceased, their Beneficiaries, surviving spouses or estates, as the case may be, against the loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of this Plan.

     Section 6.12. Segregated Accounts. Whenever it is determined that distribution to a Participant shall be deferred in accordance with Section 6.10, the Committee shall direct the Trustee in writing to segregate, as a segregated Company Contributions Account of the Trust, the property to be distributed, and such property shall thereafter be held for distribution in the manner designated by the Committee pursuant to Section 6.10. Each such segregated Company Contributions Account shall continue as a part of the Trust and shall be subject to all the provisions of this Plan, except that such Company Contributions Account shall not share in allocations of the Company's contributions.

     Section 6.13. Right of First Refusal. If any recipient of shares of Stock from this Plan elects at any time to sell all or any part of such shares, the Trustee shall have a right of first refusal to purchase all or any part of such shares of Stock for the Fund. The price to be paid by the Trustee for shares of Stock purchased pursuant to this Section 6.13 shall be no less than the greater of:

     (a) the fair market value of such shares of Stock at the date of their purchase, or

     (b) the price offered to the recipient by another potential buyer (other than the Company) making a good faith, bona fide offer to buy such shares of Stock.

This right of first refusal shall lapse no later than fourteen (14) calendar days after the recipient gives written notice to the Trustee that an offer by a third party to purchase his shares of Stock has been received. The right of first refusal granted by this Section 6.13 shall, however, cease to exist if the Stock becomes publicly traded within the meaning of Treasury Regulations ss. 54.4975-7(b)(1)(iv).

     Section 6.14. Put Options. The Company shall issue a put option to any Participant, Beneficiary, surviving spouse or estate of a deceased Participant, or any other person (including distributees of an estate) to whom shares of Stock distributed under this Plan may pass by reason of a Participant's death (herein collectively referred to as the "Recipient"). This put option shall permit the Recipient to sell such Stock to the Company, at any time during two
(2) option periods, at the then fair market value. The first put option period shall be a period of at least sixty (60) calendar days beginning on the actual date of distribution of such Stock to the Recipient. The second put option period shall be a period of at least sixty (60) calendar days beginning after the determination of the fair market value of such Stock is made by the Committee (and notice of same is given in writing to the Recipient) for the next succeeding Plan Year. Such Recipient shall be deemed to have a put option as herein provided with respect to the shares of Stock and may exercise this put option by delivering to the Company a written notice of his election to sell such shares of Stock, or any portion thereof, together with the certificates representing the shares of Stock to be sold duly endorsed for transfer. The Company shall be obligated to purchase the shares of Stock, or the designated portion thereof, at their fair market value at the date the put option is exercised; provided, however, that the Company may grant the Trustee an option to assume on behalf of this Plan and Trust the Company's rights and obligations with respect to the put option at the date the put option is actually exercised by the Recipient. Except as hereinafter provided, the Company (or the Trustee, if it assumes the Company's obligation) shall pay for the shares of Stock so sold to it by check within thirty (30) calendar days following the date of sale. Notwithstanding anything contained herein to the contrary, the Company (or, if applicable, the Trustee) may pay the purchase price in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) calendar days after the exercise of the put option and not exceeding five (5) years as long as reasonable interest is paid on the unpaid amounts and adequate security is provided to the Recipient. If the Stock is readily tradable on an established market on the date of distribution, the put option granted by this Section 6.14 shall not exist; provided, however, that if the Stock ceases to be publicly traded within either of the sixty (60) day calendar periods as provided herein, the Company shall notify the Recipient in writing within a reasonable time after the Stock ceases to be so publicly traded that the Stock shall be subject to the put option for the remainder of the applicable sixty (60) day calendar period. If the date of actual written notice to the Recipient by the Company is later than ten (10) calendar days after the Stock ceases to be so publicly traded, the put option shall automatically be extended to the extent that the date on which written notice is actually given to the Recipient is more than ten (10) calendar days later. If the Company is prohibited by law or regulatory authority from purchasing the Stock on the date of distribution, the put option granted by this Section 6.14 shall not exist to the extent Section 6.14 is not required pursuant to Section 409(h)(3) of the Code; provided, however, that if such prohibition is lifted within either of the sixty (60) day calendar periods as provided herein, the Company shall notify the Recipient in writing within a reasonable time after the Company ceases to be prohibited from purchasing or redeeming the Stock that the Stock shall be subject to the put option for the remainder of the applicable sixty (60) day calendar period.

     Section 6.15. Benefits Payable after Death of Participant. If any Participant dies before the payments made under Section 6.10 are completed, the Committee shall continue the remaining payments to the deceased Participant's Beneficiary as determined in accordance with Section 6.6.

     Section 6.16. Direct Transfers. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section, the following terms shall have the meanings set forth below:

     Clause (a). Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; (2) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and (3) the portion of any distribution that is not includible in gross income. An eligible rollover distribution does not include any hardship withdrawals, as defined in
Section 401(k)(2)(B)(i)(V) of the Code, which are attributable to the distributee's elective contributions under Treas. Reg. Section 1.401(k)-1(d)(2)(ii).

     Clause (b). Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) of the Code, a qualified trust described in Section 401(a) of the Code, an eligible plan under Section 457(b) of the Code that is maintained by a state or political subdivision of a state that agrees to separately account for amounts transferred into such plan from that Plan and that accepts the distributee's eligible rollover distribution.

     Clause (c). Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

     Clause (d). Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

Part E Minimum Distribution Requirements.

     Section 6.17. General Rules. The requirements of this Part E will take precedence over any inconsistent provisions of the Plan. All distributions required under this Part E will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

     Section 6.18. Time and Manner of Distribution.

     Clause   (a).   Required   Beginning   Date.   The   Participant's   entire
nonforfeitable interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

     Clause  (b).  Death  of  Participant  Before  Distributions  Begin.  If the
Participant dies before distributions begin, the Participant's entire nonforfeitable interest will be distributed, or begin to be distributed, no later than as follows:

          (i) If the Participant's surviving spouse is the Participant's sole designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2 , if later.

          (ii) If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

          (iii)If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire nonforfeitable interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (iv) If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.18(b), other than Subsection 6.18(b)(i), will apply as if the surviving spouse were the Participant.

     For purposes of this Section 6.18(b) and Section 6.20, unless Subsection 6.18(b)(iv) applies, distributions are considered to begin on the Participant's required beginning date. If Subsection 6.18(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subsection 6.18(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Subsection 6.18(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

     Clause (c). Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.19 and 6.20 of this Part E. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of
Section 401(a)(9) of the Code and the Treasury regulations.

     Section 6.19. Required Minimum Distributions During Participant's Lifetime.

     Clause (a). Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

          (i) the quotient obtained by dividing the Participant's Company Contributions Account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

          (ii) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's Company Contributions Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year; provided, however, that under no circumstances shall the distribution exceed the nonforfeitable portion of the Participant's Company Contributions Account balance.

     Clause (b). Lifetime Required Minimum Distributions Continue Through Year of Participant's Death(b) . Required minimum distributions will be determined under this Section 6.19 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

     Section 6.20. Required Minimum Distributions After Participant's Death.

     Clause (a). Death On or After Date Distributions Begin.

          (i) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Company Contributions Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

               1. The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

               2. If the Participant's surviving spouse is the Participant's sole designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

               3. If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

          (ii) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Company Contributions Account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

     Clause (b). Death Before Date Distributions Begin.

          (i) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Company Contributions Account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in Section 6.20(a).

          (ii) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire nonforfeitable interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (iii)Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Subsection 6.18(b)(i), this Section 6.20(b) will apply as if the surviving spouse were the Participant.

     Section 6.21. Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a designated Beneficiary and notwithstanding anything contained in this Article to the contrary, distribution to the designated Beneficiary is not required to begin by the date specified in Section 6.18(b) of Part E of the Plan, but the Participant's entire nonforfeitable interest will be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant. This election will apply to all distributions.

     Section 6.22. Definitions.

     Clause (a). Designated Beneficiary. The individual who is designated as the Beneficiary under Section 6.6 of the Plan and is the designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

     Clause (b). Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.18(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

     Clause (c). Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

     Clause (d). Participant's Company Contributions Account balance. The Company Contributions Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Company Contributions Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Company Contributions Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

     Clause (e). Required beginning date. The date specified in Section 6.9 of the Plan.



                                  ARTICLE VII
                            ADMINISTRATIVE COMMITTEE

     Section 7.1.  Establishment.  The Committee shall consist of at least three
(3) members to be appointed by the Board of Directors of the Bank, and the members shall hold office at the pleasure of such Board of Directors. The members of the Committee shall be individuals and may, but need not, be officers, shareholders or Directors of the Bank, Participants or Beneficiaries. The Bank may, at its sole discretion, designate to serve as the Committee its Board of Directors as duly-constituted from time to time.

     Section 7.2. Duties. The Committee shall discharge its duties and powers in conformance with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. It shall have complete control of the administration of this Plan and shall have all powers necessary or convenient to enable it to exercise such control. In connection therewith, it may provide rules and regulations, not inconsistent with the provisions hereof or with requirements imposed under the Code or under the Act, for the administration of this Plan and may from time to time amend or rescind such rules and regulations. In addition, it may employ or appoint a secretary and such advisors, agents or representatives as it may deem desirable and may consult with and employ counsel (who may, but need not, be counsel to the Company or to the Trustee) or actuaries with regard to any questions arising in connection with this Plan. All reasonable expenses incurred by the Committee in connection with this Plan shall be paid as provided in
Section 3.4.

     Section 7.3. Actions. The Committee may decide any questions hereunder and may take or authorize or direct the taking of any action hereunder with the approval of a majority of the members of the Committee. The approval of such members, expressed from time to time by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall be valid and effective for all purposes of this Plan. The fact that any member of the Committee shall be a Participant, former Participant or Beneficiary shall not disqualify or debar him from participating in any action or decision affecting any class of Participants, former Participants or Beneficiaries, but he shall not participate in any action or decision affecting his own separate interest as a Participant, former Participant or Beneficiary.

     Section 7.4. Disqualification. The fact that any member of the Committee is a Director, shareholder or officer of a Company or a Participant or Beneficiary shall not disqualify him from doing any act or thing which this Plan authorizes or requires him to do as a member of the Committee (except as otherwise provided in Section 7.3) or render him accountable for any allowance or distribution or other pecuniary or material profit or advantage received by him.

     Section 7.5. Powers. The Committee shall have the power to construe this Plan and to determine all questions of fact or law arising under it. It may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent as it may deem expedient and, except as otherwise provided by the Act, it shall be the sole and final judge of such expediency. Except as otherwise provided in Section 7.9, all acts and determinations of the Committee made in good faith within the scope of its authority shall be final and conclusive on all the parties hereto and on all Employees, Participants and their Beneficiaries, surviving spouses or estates hereunder and shall not be subject to appeal or review.

     Section 7.6. Discrimination Prohibited. The Committee shall not take any action or direct the Trustee to take any action with respect to any of the benefits provided hereunder or otherwise in pursuance of the powers conferred herein upon the Committee which would be discriminatory in favor of Employees who are officers, Directors, shareholders, persons whose principal duties consist of supervising the work of other Employees or Highly Compensated Employees or which would result in benefiting one (1) Participant or group of Participants at the expense of another or in discrimination as between Participants similarly situated or in the application of different rules to substantially similar sets of facts.

     Section 7.7. Statements and Forms. The Committee shall be authorized to require of a Company and of any person claiming any rights hereunder a written statement of any information or the execution of any forms or instruments it may deem necessary or desirable for the administration of this Plan.

     Section 7.8. Liability. Except as otherwise provided by the Act, no member of the Committee shall be directly or indirectly responsible or under any liability by reason of any action or default by him as a member of the Committee or the exercise of or failure to exercise any power or discretion as such member except for his own fraud or bad faith shown in the exercise of or failure to exercise such power or discretion, and no member of the Committee shall be liable in any way for the acts or defaults of any other member. The Committee may consult with counsel (who may, but need not, be counsel to the Company or to the Trustee) or accountants selected by it and, except as otherwise provided by the Act, the opinion of such counsel or the recommendations of such accountants shall be full and complete authority and protection for any action or conduct pursued by the Committee in good faith and in accordance with such opinion or recommendations.

     Section 7.9. Determination of Right to Benefits. The Committee shall make all determinations as to the right of any person to a benefit under the provisions of this Plan. Any denial by the Committee of a claim for benefits under this Plan by an Employee or, if deceased, by such Employee's spouse or other Beneficiary, shall be stated in writing by the Committee and delivered or mailed to the Employee, spouse or other Beneficiary, as the case may be, within ninety (90) calendar days after receipt of such benefit claim by the Committee. Such notice shall set forth the specific reasons for the denial and such additional information as is required under Section 503 of the Act, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Employee, spouse or other Beneficiary, as the case may be, whose claim for benefits has been denied, for a review of the decision denying the claim in accordance with Section 503 of the Act.

     Section 7.10. Investment Directions. The Committee may direct the investment of the Fund, by written directions to the Trustee, but such direction shall not be inconsistent with the provisions of this Plan, of the Act or of the Code.

     Section 7.11. Voting Power. Except as otherwise provided in Section 8.17, the Committee shall be authorized to vote, either in person or by proxy, the Stock or other securities which are held by the Trustee as part of the Fund.



                                  ARTICLE VIII
                                   THE TRUSTEE

     Section 8.1. Assets Held in Trust. The Trustee shall hold the Fund and shall accept and hold all contributions thereto and all investments and reinvestments thereof in trust for the persons ultimately entitled thereto under the terms of this Plan.

     Section 8.2. Investments. This Plan is designed to invest primarily in shares of Stock. Except as otherwise provided in this Plan, the Trustee shall invest the cash contributed or accruing to the Fund in Stock and shall not make any other investment for the Fund. There shall be no limit on the permissible investment in shares of Stock. The Trustee may purchase such shares of Stock from the Holding Company or from any other source, and such shares of Stock may be outstanding, newly-issued or treasury shares. All such purchases shall be made at fair market value (as determined consistent with Section 5.1(a)). If no shares of Stock are available for purchase, the Trustee may retain cash uninvested or may invest all or any part thereof in any other investment if such retention or investment is prudent under all the facts and circumstances then prevailing. The Trustee shall have the power at any time to enter into legally-binding agreements to purchase shares of Stock from any person or entity, whether or not such person or entity shall own such shares of Stock at the date such purchase agreement is entered into, including but not limited to Participants in and Beneficiaries of this Plan, except as otherwise provided in the Act and in Treasury Regulations ss. 54.4975-11(a)(7). Except as otherwise required by Section 6.14, the purchase price set forth in any such purchase agreement shall be determined by the fair market value of such shares of Stock at the date of purchase (as determined consistent with Section 5.1(a)).

     Section 8.3. Directions of Committee. The powers granted to the Trustee under this Plan shall be exercised by the Trustee in its sole discretion. Except as provided in Section 8.20, the Committee may at any time and from time to time by written direction to the Trustee require the Trustee to invest in, to retain or to dispose of any security or other form of investment as may be specified in such direction, limited, however, to investments permitted under this Plan, under the Act and under the Code. Neither the Trustee nor any other person shall be under any duty to question any such written direction of the Committee, and the Trustee shall as promptly as possible comply with any such written direction. Any such direction may be of a continuing nature or otherwise and may be revoked in writing by the Committee at any time. The Trustee shall not be liable in any manner or for any reason for the making, retention or disposition of any investment pursuant to the lawful written direction of the Committee.

     Section 8.4. Receipt of Additional Shares. Any securities received by the Trustee as a stock split or a stock dividend or as a result of a reorganization or other recapitalization shall be allocated as of each Valuation Date in the same manner as the Stock to which it is attributable is then allocated. If any rights, warrants or options are issued on common shares or other securities held in the Fund, the Trustee shall exercise them for the acquisition of additional common shares or other securities to the extent that cash is then available. Any common shares or other securities acquired in this fashion shall be treated as common shares or other securities bought by the Trustee for the net price paid. Any rights, warrants or options on common shares or other securities which cannot be exercised for lack of cash may be sold by the Trustee with the proceeds thereof treated as a current cash dividend received on such common shares or other securities.

     Section 8.5. Delivery of Materials to Committee. Except as otherwise provided in Section 8.17 and Section 8.20, the Trustee shall deliver or cause to be delivered to the Committee all notices, prospectuses, financial statements, proxies and proxy solicitation materials relating to investments held in the Fund.

     Section 8.6. Powers. The Trustee shall have power with regard to all property in the Fund at any time and from time to time:

     (a) to sell, convey, transfer, mortgage, pledge, lease, exchange or otherwise dispose of the same, without the necessity of approval of any court therefor or notice to any person, natural or legal, thereof and without obligation on the part of any person dealing with the Trustee to see to the application of any money or property delivered to it;

     (b) except as otherwise provided in Section 7.11, Section 8.17 and Section 8.20, to exercise any and all rights or options pertaining to any share of Stock held as part of the assets of the Fund and to enter into agreements and consent to or oppose the reorganization, consolidation, merger, readjustment of financial structure or sale of assets of any corporation or organization, the securities of which are held in the Fund;

     (c) except as otherwise provided in Section 4.5, to collect the principal and income of such property as the same shall become due and payable and to give binding receipt therefor;

     (d) to take such action, whether by legal proceedings, compromise, abandonment or otherwise, as the Trustee, in its sole discretion, shall deem to be in the best interest of the Fund, but the Trustee shall be under no obligation to take any legal action unless it shall have been first indemnified by the Company with respect to any expenses or losses to which it may be subjected through taking such action;

     (e) to register any securities and to hold any other property in the Fund in its own name or in the name of a nominee with or without the addition of words indicating that such securities or other property are held in a fiduciary capacity;

     (f) pending the selection or the purchase of suitable investments or the payment of expenses or the making of any other payment required or permitted under this Plan, to retain in or to convert to cash, without liability for interest or any other return thereon, such portion of the Fund as it shall deem reasonable under the circumstances, including, but not by way of limitation, the power to retain sufficient cash to permit the acquisition of large blocks of shares of Stock as the same may from time to time become available for purchase;

     (g) to borrow from banks or similar lending institutions reasonable sums of money for the purchase of shares of Stock for the Company Contributions Accounts of Participants in accordance with the provisions of Section 8.7; provided, however, that the Trustee may not borrow from itself or from an affiliated institution even if the Trustee is a bank or similar lending institution except to the extent specifically permitted by the Act and by the Code; and

     (h) to do all other acts in its judgment necessary or desirable for the proper administration of the Trust and permissible under the Act and under the Code although the power to do such acts is not specifically set forth herein.

     Section 8.7. Loans to the Trust. The following conditions shall be met with respect to any Exempt Loan to the Trust:

     Clause (a). Interest. The rate of interest on any Exempt Loan shall not be in excess of a reasonable rate of interest. At the date an Exempt Loan is made, the interest rate for the Exempt Loan and the price of any shares of Stock to be purchased with the Exempt Loan proceeds shall not be such that the Plan assets might be drained off.

     Clause (b). Use of Proceeds. The proceeds of an Exempt Loan shall be used within a reasonable time after receipt by the Trustee for any or all of the following purposes:

          (i)  to acquire Stock;

          (ii) to repay that Exempt Loan; or

          (iii) to repay a prior Exempt Loan.

Except as otherwise provided in Section 6.13 and Section 6.14, no Stock acquired with Exempt Loan proceeds shall be subject to a put, call or other option or a buy-sell or similar arrangement while held by the Trustee and when distributed from this Plan.

     Clause (c). Terms of Exempt Loan. The terms of each Exempt Loan shall be, at the time that Exempt Loan is made, as favorable to this Plan as the terms of a comparable loan resulting from arm's-length negotiations between independent parties. Each Exempt Loan shall be for a specific term and shall not be payable at the demand of any person, except in the case of default.

     Clause (d). Collateral. Any collateral pledged to the lender by the Trustee shall consist only of Stock purchased with the borrowed funds or Stock that was used as collateral for a prior Exempt Loan repaid with the proceeds of the current Exempt Loan; provided, however, that in addition to such collateral, the Company may guarantee the repayment of an Exempt Loan.

     Clause (e). Limited Recourse. Under the terms of each Exempt Loan, the lender shall not have any recourse against the Fund or the Trust except with respect to the collateral.

     Clause (f). Repayment. No person entitled to payment under any Exempt Loan shall have any right to assets of the Fund or the Trust other than:

          (i)  collateral given for that Exempt Loan;

          (ii) contributions (other than contributions of Stock) that are made by the Bank under this Plan to meet this Plan's obligations under that Exempt Loan;

          (iii)earnings attributable to such collateral and the investment of such contributions; and

          (iv) to the extent directed by the Bank under Section 4.5, cash dividends on allocated shares of stock.

Payments made with respect to an Exempt Loan by the Trustee during any Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during or prior to that Plan Year less such payments in prior Plan Years. Such contributions and earnings shall be accounted for separately in the books of account of this Plan and Trust until that Exempt Loan is repaid.

     Clause (g). Agreement by Bank. The Bank shall agree in writing with the Trustee to contribute to the Fund amounts sufficient to enable the Trustee to pay each installment of principal and interest on each Exempt Loan on or before the date such installment is due, even if no tax benefit to the Bank results from such contribution.

     Clause (h). Release of Collateral. All assets of the Fund acquired by this Plan and Trust with Exempt Loan proceeds and all collateral pledged to secure an Exempt Loan shall be held in a suspense account and considered encumbered by the Exempt Loan. For each Plan Year during the duration of an Exempt Loan, the number of assets to be released from encumbrance and withdrawn from the suspense account shall be based upon the ratio that the payment of principal and interest on that Exempt Loan for that Plan Year bears to the total projected payments of principal and interest over the duration of the Exempt Loan period. Assets released from encumbrance and withdrawn from the suspense account shall be allocated to the various Company Contributions Accounts in the Plan Year during which such portion is paid off and in the same manner as if the assets had been obtained by the Trustee when no Exempt Loan was involved. Income with respect to shares of Stock acquired with Exempt Loan proceeds and held in the suspense account shall be allocated to Company Contributions Accounts along with other income earned by the Fund, except to the extent that such income is to be used to repay an Exempt Loan.

     Clause (i). Default. In the event of any default upon an Exempt Loan, the value of Trust assets transferred in satisfaction of that Exempt Loan shall not exceed the amount of the default. If the lender is a disqualified person within the meaning of Section 4975(e)(2) of the Code, the Exempt Loan shall provide for a transfer of Trust assets upon default only upon and to the extent of the failure of the Trustee to meet the payment schedule of that Exempt Loan; provided, however, that the making of a guarantee shall not make a person a lender within the meaning of this Clause (i).

     Clause (j). Termination of Plan. Upon a complete termination of the Plan but only to the extent permitted by the Code and the Act, any unallocated Stock shall be sold to the Holding Company at a price no less than fair market value or on the open market. To the extent permitted by Code and the Act, the proceeds of such sale shall be used to satisfy any outstanding Exempt Loan and the balance of any funds remaining shall be allocated as income to each Participant's Company Contributions Account based on the proportion that the Participant's Company Contributions Account balances as of the immediately preceding Valuation Date bears to the aggregate Company Contributions Account balances of all Participants as of the immediately preceding Valuation Date.

     Section 8.8. Annual Accounting. At least annually the Trustee shall render to the Committee a written account of its administration of the Fund during the period since the establishment of this Plan or the last accounting thereafter. Pursuant to this requirement, Stock acquired by the Trustee shall be accounted for as provided in Treasury Regulations ss. 1.402(a)-1(b)(2)(ii). Unless written notice of disapproval is furnished to the Trustee by the Committee within ninety
(90) calendar days after receipt of such account, such account shall be deemed to have been approved.

     Section 8.9.  Audit.  In the case of any disapproval as provided in Section
8.8 and unless a satisfactory corrected written account is furnished to the Committee, an audit of the Trustee's account shall be made by a certified public accountant selected jointly by the Bank and the Trustee, but at the expense of the Bank. Upon completion of any such audit, the inaccuracies in the Trustee's account, if any, shall be corrected to conform to such audit and a corrected written account shall be delivered to the Committee by the Trustee. Except as otherwise provided by the Act, an approved account or an account corrected pursuant to such an audit shall be final and binding upon the Bank and upon all other persons who shall then or thereafter have any interest under this Plan.

     Section 8.10. Uncertainty Concerning Payment of Benefits. In the event of any dispute or uncertainty as to the person to whom payment of any funds or other property shall be made under this Plan, the Trustee may, in its sole discretion, withhold such payment or delivery until such dispute or uncertainty shall have been determined or resolved by a court of competent jurisdiction or otherwise settled by the parties concerned.

     Section 8.11. Compensation. The Trustee shall be entitled to receive fair and reasonable compensation for its services hereunder, taking into account the amount and nature of its services and the responsibilities involved, and shall also be entitled to be reimbursed for all reasonable out-of-pocket expenses, including, but not by way of limitation, legal, actuarial and accounting expenses and all costs and expenses incurred in prosecuting or defending any action concerning this Plan or the Trust or the rights or responsibilities of any person hereunder, brought by or against the Trustee. Such reasonable compensation and expenses shall be paid by the Bank as provided in Section 3.4.

     Section 8.12. Standard of Care. The Trustee shall use its best judgment in exercising any duties or powers or in taking any action hereunder and shall be bound at all times to act in good faith and in accordance with all requirements imposed under the Act and under the Code. Except as otherwise provided by the Act, the Trustee shall not incur any liability by reason of any error of judgment, mistake of law or fact or any act or omission hereunder of itself or of any agent, proxy or attorney so long as it has acted in good faith. The Trustee may act on any paper or document believed by it to be genuine and to have been signed and presented by the proper person. The Trustee may consult with counsel (who may, but need not, be counsel to the Bank), accountants or actuaries selected by it and, except as otherwise provided by the Act, the written opinion of such counsel or the written recommendations of such accountants or actuaries shall be full and complete authority and protection for any action or conduct pursued by the Trustee in good faith and in accordance with such written opinion or recommendations. Except as otherwise provided by the Act, the Trustee shall not be liable for any action taken by it pursuant to the written direction of the Committee.

     Section 8.13. Request for Instructions. In addition to written instructions relating to valuation and except as otherwise provided in Section 8.20, at any time the Trustee may, by written request, seek written instructions from the Committee on any matter and may await such written instructions from the Committee without incurring any liability whatsoever. If at any time the Committee should fail to give written directions to the Trustee, the Trustee may act, and shall be protected in acting, without such written directions, in such manner as in its sole discretion seems appropriate and advisable under the circumstances for carrying out the purposes of the Trust.

     Section 8.14. Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) calendar days' prior written notice to the Committee, and the Trustee may be removed, with or without cause, by the Committee but with the written consent of the Bank on sixty (60) calendar days' prior written notice to the Trustee. Such prior written notice may be waived by the party entitled to receive it. Upon any such resignation or removal becoming effective, the Trustee shall render to the Committee a written account of its administration of the Fund for the period since the last written accounting and shall do all necessary acts to transfer the assets of the Fund to the successor Trustee or Trustees.

     Section 8.15. Vacancies in Trusteeship. In the event of any vacancy in the trusteeship of the Trust hereby created, the Committee, with the written consent of the Bank, may designate and appoint a qualified successor Trustee or Trustees. Any such successor Trustee or Trustees shall have all the powers herein conferred upon the original Trustee.

     Section 8.16. Information to Be Furnished. The Company shall furnish to the Trustee, and the Trustee shall furnish to the Bank, such information relevant to this Plan and Trust as may be required under the Code and under the Act. The Trustee shall keep such records, make such identification and file with the Internal Revenue Service and with the U.S. Department of Labor such returns and other information concerning this Plan and Trust as may be required of it under the Code and under the Act. The Company shall fulfill any reporting and disclosure obligations imposed on it by the Act, and each Participant shall be given any reports required by the Act. To the extent that the Trustee assumes any such Company obligations, it may charge a reasonable fee for its services apart from its normal fee and its expenses as provided in Section 8.11.

     Section 8.17. Voting Rights of Participants. Each Participant (or, if applicable, his Beneficiary) shall have the right to direct the Trustee as to the manner in which voting rights of shares of Stock which are allocated to his Company Contributions Account are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transactions which may be prescribed by the Secretary of Treasury in regulations. Each Participant (or, if applicable, his Beneficiary) shall also have the right to direct the Trustee as to the manner in which voting rights of shares of Stock which are allocated to his Company Contributions Account are to be exercised at any time the Holding Company has a class of securities that are required to be registered under Section 12 of the Securities Exchange Act of 1934 or that would be required to be so registered except for the exemption from registration provided by Section 12(g)(2)(H) of the Securities Exchange Act of 1934. In all other cases, the Committee shall be authorized to vote the Stock held by the Trustee as part of the Fund as provided in Section 7.11. Not less than thirty (30) calendar days prior to each annual or special meeting of shareholders of the Holding Company at which one (1) or more Participants are entitled to vote shares of Stock allocated to their Company Contributions Accounts under this Section 8.17, the Trustee shall cause to be prepared and delivered to each such Participant who has a Company Contributions Account as of the record date established by the Bank a copy of the notice of the meeting and form of proxy directing the Trustee as to how it shall vote at such meeting or at any adjournment thereof with respect to each issue. Upon receipt of such proxies, the Trustee shall vote or may grant the Committee a proxy to vote the shares of Stock (both allocated and unallocated) in proportion to the proxies received by the Participants. To the extent permitted by applicable law, the shares of stock for which no direction is received by the Participant (or, if applicable, his Beneficiary) shall be voted in proportion to the voting directions received by the Trustee with respect to the allocated shares of Stock. The Trustee shall take steps to keep a Participant's voting directions confidential and shall not provide them to the Company.

     Section 8.18. Delegation of Authority. The Trustee may delegate any of its ministerial powers or duties under this Plan, including the signing of any checks drawn on the Fund, to any of its agents or employees.

     Section 8.19. Diversification of Company Contributions Account. Notwithstanding anything contained in Article VI to the contrary, a Participant who has attained age fifty-five (55) and who has completed at least ten (10) years of participation in this Plan shall be permitted to elect that during a six (6) year period beginning with the Plan Year after the Plan Year during which he had obtained age fifty-five (55) or, if later, during which he completed his tenth (10th) year of participation in this Plan a portion of his vested Company Contribution Account be distributed. In the first (1st) Plan Year for which the Participant has an election under this Section 8.19, the Participant may elect a distribution of up to twenty-five percent (25%) of his vested Company Contribution Account as of the end of such Plan Year. In the second (2nd), third (3rd), fourth (4th) and fifth (5th) Plan Year for which the Participant has an election under this Section 8.19, the Participant may elect a distribution which, when aggregated to any earlier distributions made by reason of this Section 8.19, does not exceed twenty-five percent (25%) of the vested balance held in his Company Contribution Account as of the end of the Plan Year for which the election is made. In the final Plan Year for which a Participant has an election under this Section 8.19, the Participant may elect a distribution of an amount which, when aggregated with any other distribution made by reason of this Section 8.19, does not exceed fifty percent (50%) of his vested Company Contribution Account balance as of the end of such Plan Year. The Trustee shall provide Participants eligible for an election under this Section
8.19 with information relating to the election before the end of the first (1st) Plan Year for which the election relates. A Participant electing a distribution under this Section 8.19 shall have until the ninetieth (90th) calendar day immediately following the end of the Plan Year for which the election is made to make his election. Any distribution made by reason of this Section 8.19 shall be in cash and shall be made within one hundred and eighty (180) calendar days after the end of the Plan Year for which the election is made. In lieu of the cash distributions provided for in this Section, the Bank may instead offer to eligible Participants three (3) investment options under this Plan that meet the requirements set forth in Code Section 401(a)(28) and regulations promulgated thereunder to which the amounts subject to the diversification election could be transferred.

     Section 8.20. Tender Offer. Each Participant (or, if applicable, his Beneficiary) shall have the right to direct the Trustee as to whether the shares of Stock which are allocated to his Company Contributions Account are to be tendered pursuant to any tender offer made for the Stock of the Holding Company. The Trustee shall as soon as practical (and in no event later than five (5) calendar days) after its receipt of the tender offer documents shall cause to be prepared and delivered to each Participant (and, if applicable, his Beneficiary) who has a Company Contributions Account as of the date of the tender offer a copy of all relevant information as to the tender offer and a written election form which will direct the Trustee as to whether it should tender the shares of Stock held in such Participant's Company Contributions Account. The shares of Stock for which no direction is received by the Participant (or, if applicable, his Beneficiary) or held by the Trustee in any unallocated account shall be tendered in proportion to the tendering directions received by the Trustee with respect to the allocated shares of Stock. The Trustee shall take steps to keep a Participant's decision whether or not to tender shares of Stock confidential and shall not provide the information to the Company.



                                   ARTICLE IX
                        AMENDMENT, TERMINATION AND MERGER

     Section 9.1. Amendment. Except for such amendments as are permitted under this Section 9.1 and as otherwise provided in Section 1.16 and Section 9.3, the Trust is irrevocable. The Bank reserves the right to amend this Plan, at any time and from time to time, in whole or in part, including without limitation, retroactive amendments necessary or advisable to qualify this Plan and the Trust under the provisions of Sections 401(a) and 501(a) of the Code or the corresponding provisions of any similar statute hereafter enacted. However, the Bank's right to amend this Plan shall remain at all times subject to the provisions of Section 9.4. Further, no amendment of this Plan shall:

     (a) alter, change or modify the duties, powers, or liabilities of the Trustee hereunder without their written consent;

     (b) permit any part of the Fund to be used to pay premiums or contributions of the Company under any other employee benefit plan maintained by the Company for the benefit of its Employees;

     (c) effect any discrimination among the Participants;

     (d) change  the  vesting  schedule  in Section  6.3 or, if  applicable,  in
Section 11.4 unless each Participant who has completed three (3) or more Years of Service as of the effective date of the amendment is permitted to elect, within sixty (60) calendar days after he is notified by the Committee of his rights under this Subsection (d), to have his vested interest determined without regard to such amendment;

     (e) decrease the accrued benefit of any Participant unless the amendment is approved by the Department of Labor because of substantial business hardship; or

     (f) decrease a Participant's Company Contributions Account balance or eliminate an optional form of distribution for the accrued benefits of a Participant determined as of the date of the amendment.

     Section 9.2. Termination or Complete Discontinuance of Contributions. The Bank is not and shall not be under any obligation or liability whatsoever to continue its contributions pursuant to this Plan or to maintain this Plan for any given length of time, except as otherwise provided in Section 8.7. The Bank may, in its sole discretion, discontinue its contributions to this Plan completely, except as otherwise provided in Section 8.7, with or without notice, or partially or totally terminate this Plan in accordance with its provisions at any time without any liability whatsoever for such discontinuance or termination. If this Plan shall be partially or totally terminated or if contributions of the Bank shall be completely discontinued, the rights of all Participants directly affected by the partial or total termination or the complete discontinuance of contributions in their applicable Company Contributions Accounts shall thereupon become fully vested and non-forfeitable notwithstanding any other provisions of this Plan. However, the Trust shall continue until all Participants' Company Contributions Accounts have been completely distributed to, or for the benefit of, the Participants in accordance with this Plan.

     Section 9.3. Determination by Internal Revenue Service. Notwithstanding any other provisions of this Plan, if the Internal Revenue Service shall fail or refuse to issue a favorable written determination or ruling with respect to the initial qualification of this Plan and the initial exemption of the Trust from tax under Sections 401(a) and 501(a) of the Code, the Trustee shall, within a reasonable time after receiving a written direction from the Committee to do so, return to the Bank the current value of all Bank contributions theretofore made. As a condition to such repayment, the Bank shall execute, acknowledge and deliver to the Trustee its written undertaking, in form satisfactory to the Trustee, to indemnify, defend and hold the Trustee harmless from all claims, actions, demands, or liabilities arising in connection with such repayment. If for any reason the Key District Director of the Internal Revenue Service should at any time after initial qualification fail to approve any of the terms, conditions or amendments contained in or implied from this Plan and Trust for continuing qualification and tax exemption under Sections 401(a) and 501(a) of the Code, then the Company shall make such modifications, alterations and amendments of this Plan as are necessary to retain such approval and such modifications, alterations and amendments shall be effective retroactively to the Effective Date or to such later date as is required to retain such approval.

     Section 9.4. Nonreversion.  Except as otherwise provided in Section 3.1 and
Section 9.3:

     (a) The Bank shall have no power to amend or to terminate this Plan in such a manner which would cause or permit any part of the Fund to be diverted to purposes other than for the exclusive benefit of Participants or, if deceased, of their spouse or other Beneficiaries or as would cause or permit any portion of the Fund to revert to or to become the property of the Company, and

     (b) The Bank shall have no right to modify or to amend this Plan retroactively in such a manner as to deprive any Participants, or if deceased, their spouses or other Beneficiaries of any benefits to which they are entitled under this Plan by reason of contributions made by the Company prior to the modification or amendment, unless such modification or amendment is necessary to meet the qualification requirements of Sections 401(a) and 501(a) of the Code.

     Section 9.5. Merger. The Bank shall have the right, by action of its Board of Directors, to merge or to consolidate this Plan with, or to transfer the assets or liabilities of the Fund to, any other qualified retirement plan and trust at any time, except that no such merger, consolidation or transfer shall be authorized unless each Participant in this Plan would receive a benefit immediately after the merger, consolidation or transfer (if the merged, consolidated or transferred plan and trust then terminated) equal to or greater than the benefit to which he would have been entitled immediately before the merger, consolidation or transfer (if this Plan then terminated).



                                   ARTICLE X
                                  MISCELLANEOUS

     Section 10.1. Creation of Plan Voluntary. The Plan hereby created is purely voluntary on the part of the Company and, except as otherwise provided in
Section 8.7, any Company may suspend or discontinue payments hereunder at any time or from time to time as it may decide, but no suspension or discontinuance shall operate retroactively with respect to the rights of any Participant hereunder or his spouse or other Beneficiary.

     Section 10.2. No Employment Contract. Except as may be required by the Act, no contributions or other payments under this Plan shall constitute any contract on the part of the Company to continue such contributions or other payments hereunder. Participation hereunder shall not give any Participant the right to be retained in the service of the Company or any right or claim to any benefits hereunder unless the right to such benefits has accrued under this Plan. All Participants shall remain subject to assignment, reassignment, promotion, transfer, layoff, reduction, suspension and discharge by the Company to the same extent as if this Plan had never been established.

     Section 10.3. Limitation on Rights Created. Nothing contained in this Plan or any modification of the same or act done in pursuance hereof shall be construed as giving any person whomsoever any legal or equitable right against the Company, the Committee, the Trustee or the Fund, unless specifically provided herein or granted by the Act.

     Section 10.4. Waiver of Claims. Except as otherwise provided by the Act, no liability whatsoever shall attach to or be incurred by any shareholder, officer or Director, as such, of the Company under or by reason of any provision of this Plan or any act with reference to this Plan, and any and all rights and claims thereof, as such, whether arising at common law or in equity or created by statute, constitution or otherwise, are hereby expressly waived and released to the fullest extent permitted by law by every Participant and by his spouse or other Beneficiary as a condition of and as part of the consideration for the payments by the Company under this Plan and for the receipt of benefits hereunder.

     Section 10.5. Spendthrift Provision. To the fullest extent permitted by law, none of the benefits, payments, accounts, funds or proceeds of any contract held hereunder shall be subject, voluntarily or involuntarily, to any claim of any creditor of any Participant or of his spouse or other Beneficiary, nor shall the same be subject to attachment, garnishment or other legal or equitable process by any creditor of a Participant or of his spouse or other Beneficiary, nor shall any Participant or his spouse or other Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any such benefits, payments, accounts, funds or proceeds of any such contract. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Section 414(p) of the Code. Notwithstanding anything contained herein to the contrary and only to the extent permitted by
Section  401(a)(13) of the Code, the Committee  shall be permitted to offset any payment of benefits due to the Participant by any amount a Participant is required to pay to this Plan by reason of a judgment of conviction relating to a crime involving this Plan, a civil judgment entered into by a court in an action brought under the Act or a settlement between the Department of Labor and the Participant in connection with a violation (or alleged violations) of the Act. It is the intention of the Bank that benefit payments hereunder shall be made only at the times, in the amounts and to the distributees as specified in this Plan regardless of any marital dissolution, bankruptcy or other legal proceedings to which such distributees may be a party to the fullest extent permitted by law.

     This Section shall not apply to any offset of a Participant's benefits provided under this Plan against an amount the Participant is ordered or required to pay to the Plan if -

     (a) the order or requirement to pay arises -

          (i)  under a judgment of conviction for a crime involving this Plan;

          (ii) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of the Act; or

          (iii)pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) or part 4 of subtitle B of the Act by a fiduciary or any other person; and

     (b) the judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to this Plan against the Participant's benefits provided under this Plan.

     Section 10.6. Payment of Benefits to Others. If any person to whom benefit payments are due or payable under this Plan shall be unable to care for his affairs because of illness or accident, any such payment may be made (unless prior claim thereto shall have been made by a duly-qualified guardian or other legal representative) to the spouse, parent, brother, sister or other person deemed by the Committee, in its sole discretion, to have incurred expense for such person and on such terms as the Committee, in its sole discretion, may impose. Any such payment and any payment to a Participant or to his legal representative or, if deceased, to his spouse or other Beneficiary made pursuant to the provisions of this Plan shall to the extent thereof be in full satisfaction of all claims arising hereunder against this Plan, the Fund, the Committee, the Trustee and the Company.

     Section 10.7. Payments to Missing Persons. If the Trustee is unable to effect delivery of any amounts payable under this Plan to the person entitled thereto or, upon such person's death, to such person's personal representative, they shall so advise the Committee in writing, and the Committee shall give written notice by certified mail to said person at the last known address of such person as shown in the Bank's records. If such person or the personal representative thereof shall not have responded to the Committee within three
(3) years from the date of mailing such certified notice, the Committee shall direct the Trustee to distribute such amount, including any amount thereafter becoming due to such person or the personal representative thereof, in the manner provided in Section 6.7 with respect to the death of a Participant when there is no valid designation of Beneficiary on file.

     Section 10.8. Severability. If any provisions of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining part of this Plan and it shall be construed and enforced as if such illegal or invalid provisions had never been inserted herein.

     Section 10.9. Captions. Titles of Articles, Sections and Clauses herein are for general information only and shall be ignored in any construction of the provisions hereof.

     Section 10.10. Construction. Words in the masculine gender shall be construed to include the feminine gender in all cases where appropriate, and words in the singular or plural shall be construed as being in the plural or singular where appropriate.

     Section 10.11. Counterparts. This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original. All the counterparts shall constitute but one (1) and the same instrument and may be sufficiently evidenced by any one (1) counterpart.

     Section 10.12. Indemnification. The Bank shall indemnify and hold harmless each member of the Committee and any individual Trustee who is also an Employee of the Bank from any and all claims, loss, damage, expense and liability arising from any act or omission of such member or Trustee, as the case may be, except when the same is judicially determined to be due to the fraud or bad faith of such member or Trustee, as the case may be, if possible.

     Section 10.13. Standards of Interpretation and Administration. This Plan and the Fund held hereunder shall be for the exclusive benefit of Employees of the Company and their spouses or other Beneficiaries and defraying reasonable costs of administration. This Plan shall be interpreted and administered in a manner consistent with the requirements of the Code relating to qualified stock bonus plans and trusts and the requirements imposed by the Act. Wherever in this Plan discretionary powers are given to any party or wherever any interpretation may be necessary, such powers shall be exercised and such interpretation shall be made in a non-discriminatory manner and in conformity with the fiduciary duties imposed under Section 404 of the Act.

     Section 10.14. Governing Law. Except as otherwise provided by the Act, this Plan shall be administered and construed and its validity determined under the laws of the State of Indiana.

     Section 10.15. Successors and Assigns. This Plan shall be binding upon the successors and assigns of the Company and of the Trustee.

     Section 10.16. Adoption of the Plan. Any corporation, who together with the Bank, constitutes a member of a controlled group of corporations under 414(b) of the Code, with the approval of the Board of Directors of the Bank may adopt this Plan and participate as a Company in this Plan by the execution of an instrument of adoption of this Plan which shall specify the Effective Date as to such party. A listing of Participating Companies who have adopted this Plan is shown as Appendix A.

     Section 10.17. Withdrawal from Plan. Any Company in this Plan may, by resolution of its Board of Directors or other governing body, withdraw from participation as a Company in this Plan.



                                   ARTICLE XI
                              TEFRA TOP-HEAVY RULES

     Section 11.1. Application. The rules set forth in this Article XI shall be applicable with respect to any Plan Year beginning on or after the Effective Date in which this Plan is determined to be a Top-Heavy Plan. The provisions of this Article XI shall be applied only to the extent necessary to comply with
Section 416 of the Code and in a manner consistent with all requirements imposed under Section 416 of the Code.

     Section 11.2. Determination. This Plan shall be considered a Top-Heavy Plan with respect to any Plan Year if as of the Anniversary Date of the immediately preceding Plan Year or, if the determination is to be made for this Plan's first
(1st) Plan Year, the last calendar day of the first (1st) Plan Year (the "determination date"):

     (a) the present value of the Accrued Benefits (as such term is defined in Section 11.3) of Key Employees (as such term is defined below) exceeds sixty percent (60%) of the present value of the Accrued Benefits of all Employees and former Employees (other than former Key Employees (as such term is defined below)); provided, however, that the Accrued Benefits of any Participant who has not completed an Hour of Service for the Company during a five (5) year period ending on the determination date (as such term is defined above) shall be disregarded, or

     (b) this Plan is part of a required aggregation group (as such term is defined below) and the required aggregation group is top-heavy;

provided, however, that this Plan shall not be considered a Top-Heavy Plan with respect to any Plan Year in which this Plan is part of a required or permissive aggregation group (as such terms are defined below) which is not top-heavy. For purposes of this Article XI, the term "Key Employee" shall include for any Plan Year any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was:

     (c) an officer of a Company whose Section 415 Compensation from the Company is greater than $130,000 (as adjusted under Section 416(i)(1) of the Code,

     (d) a five percent (5%) owner (determined without regard to Sections 414(b),(c) and (n) of the Code) of a Company,

     (e) a one percent (1%) owner (determined without regard to Sections 414(b),(c) and (n) of the Code) of a Company whose Section 415 Compensation from the Company is in excess of one hundred and fifty thousand dollars ($150,000);

provided, however, that an individual shall only be included as a Key Employee to the extent required by Section 416(i) of the Code. For purposes of this
Article XI, "Non-Key Employee" is any Employee or former Employee who is not a Key Employee. For purposes of determining who is a key employee, Section 415 Compensation shall include amounts deferred or redirected by an Employee pursuant to Sections 401(k) and 125 of the Code. For purposes of this Section 11.2, the term "required aggregation group" shall include:

     (f) all qualified retirement plans maintained by a Company in which a Key Employee (as such term is defined above) is a participant; provided, however, that the term "required aggregation group" shall also include all qualified retirement plans previously maintained by a Company but terminated within the five (5) year period ending on the determination date (as such term is defined above) in which a Key Employee (as such term is defined above) was a participant; and

     (g) any other qualified retirement plans maintained by a Company which enable any qualified retirement plan described in Subsection (g) above to meet the requirements of Section 401(a)(4) or of Section 410 of the Code.

For purposes of this Section 11.2, the term "permissive aggregation group" shall include all qualified retirement plans that are part of a required aggregation group (as such term is defined above) and any other qualified retirement plans maintained by a Company if such group will continue to meet the requirements of
Section 401(a)(4) and of Section 410 of the Code.

     Section 11.3.  Accrued  Benefits.  For purposes of this Article XI, Accrued
Benefits with respect to any Plan Year shall be determined as of the determination date (as such term is defined in Section 11.2) for that Plan Year based on the Company Contributions Account balances as of the most recent Valuation Date within a consecutive twelve (12) month period ending on such determination date; provided, however, that such Company Contributions Account balances shall be adjusted to the extent required by Section 416 of the Code to increase the Company Contributions Accounts balances by the amount of any Company Contributions made and allocated after the Valuation Date but on or before such determination date and by any distributions made to Participants prior to the Valuation Date during any of the five (5) consecutive Plan Years immediately preceding the Plan Year for which the determination as to whether this Plan is a Top-Heavy Plan is being made (including distributions from a terminated plan which if not terminated would have been part of a required aggregation group (as such term is defined in Section 11.7)) and to reduce the Company Contributions Account balances by any rollovers or plan-to-plan transfers made to this Plan before the Valuation Date which are initiated by a Participant from any qualified retirement plan maintained by an unrelated employer and by any deductible employee contributions.

     (a) Distributions during year ending on the determination date. The present values of Accrued Benefits and the amounts of Company Contributions Account balances of an Employee as of the determination date (as such term is defined in Section 11.2) shall be increased by the Company Contributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under
Section 416(g)(2) of the Code during the 1-year period ending on the determination date (as such term is defined in Section 11.2). The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a Company Contribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

     (b) Employees not performing services during year ending on the determination date. The Accrued Benefits and Company Contributions Accounts of any individual who has not performed services for the Company during the 1-year period ending on the determination date shall not be taken into account.

     Section 11.4. Vesting Provisions. Notwithstanding the provisions of Section 6.3, with respect to any Plan Year in which this Plan is determined to be a Top-Heavy Plan, a Participant's Accrued Benefit which is derived from Company Contributions shall vest in accordance with the following vesting schedule:


               Years of Service             Vested Percentage
               ----------------             -----------------
            Less than three (3) years              0
            Three (3) years or more               100%

provided, however, that if this Plan becomes a Top-Heavy Plan and subsequently ceases to be such:

     (a) the vesting schedule shown above shall continue to apply but only with respect to Participants who had completed three (3) or more Years of Service as of the Anniversary Date of the final Top-Heavy Plan Year,

     (b) the vesting schedule shown above shall continue to apply but only with respect to the Accrued Benefits of all other Participants as of the Anniversary Date of the final Top-Heavy Plan Year, and

     (c) the vesting schedule in Section 6.3 shall apply to any additional Accrued Benefits of the Participants described in Subsection (b) above which accrue after the Anniversary Date of the final Top-Heavy Plan Year.

     Section  11.5.  Minimum  Contribution.  Notwithstanding  the  provisions of
Section 4.2, with respect to any Plan Year in which this Plan is a Top-Heavy Plan, the Company contributions for such Plan Year shall be allocated in the following order of priority:

     (a) first, among the Company Contributions Accounts of all eligible Participants who had not separated from service with the Company as of the Anniversary Date of that Plan Year regardless of the number of Hours of Service completed by each such Participant during that Plan Year according to the ratio that each Participant's Compensation for that Plan Year bears to the total Compensation of all eligible Participants; provided, however, that the portion of the Company contributions to be allocated pursuant to this Subsection (a) shall not exceed three percent (3%) of the total Compensation of all eligible Participants for that Plan Year;

     (b) next, the remaining portion, if any, of the Company contributions for such Plan Year shall be allocated in accordance with Section 4.2;

provided, however, that if a Participant also participates in a top-heavy defined benefit plan, he shall receive the minimum benefit for such Plan Year under the defined benefit plan.

     This amended and restated Plan has been executed on this _____ day of ___________, 20___, but is to be effective as of June 1, 2004.


                                       MUTUAL SAVINGS BANK



                                       By:  ____________________________________
                                       Its: President

Attest:


By:  ________________________________
Its: Secretary